Exhibit 32.1

                           SMALL CAP STRATEGIES, INC.
               FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2007
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryce Knight, certify that

1. I am the Chief Executive Officer and Chief Financial Officer of Small Cap Strategies, Inc.
2. Attached to this certification is Form 10-Q for the quarter ended September 30, 2007, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.
3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
     o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
     o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.


November 19, 2007                                    /s/ Bryce Knight
                                                     ----------------
                                                     Bryce Knight
                                                     Chief Executive Officer and
                                                     Chief Financial Officer